Exhibit 99.2

Imperial Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

	June 30, 2013
	Reported	Pro Forma Adjustment (a)		Pro Forma
	(In thousands except share data)
ASSETS
Assets
Cash and cash equivalents	$21,283	$12,000	(b)	$33,283
Cash and cash equivalents (VIE restricted)	2,280	—		2,280
Prepaid expenses and other assets	14,690	—		14,690
Deposits - other	1,603	—		1,603
Interest receivable, net	42	—		42
Loans receivable, net	206	—		206
Structured settlement receivables, at estimated fair value	1,393	—		1,393
Structured settlement receivables at cost, net	1,584	—		1,584
Investment in life settlements, at estimated fair value	47,645	—		47,645
Investment in life settlements, at estimated fair value (VIE restricted)	218,128	—		218,128
Fixed assets, net	140	—		140
Investment in affiliates	2,315	—		2,315

Total assets	$311,309	$12,000		$323,309

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Accounts payable and accrued expenses	$7,573	$738	(c)	$8,311
Accounts payable and accrued expenses (VIE restricted)	1,452	—		1,452
Other liabilities	23,123	—		23,123
Note payable, at estimated fair value (VIE restricted)	101,775	—		101,775
Income taxes payable	6,295	—		6,295

Total liabilities	140,218	738		140,956
Commitments and Contingencies
Stockholders’ Equity
Common stock (80,000,000 authorized; 21,237,166 issued and outstanding as of June 30, 2013)	212	—		212
Additional paid-in-capital	239,118	—		239,118
Accumulated deficit	(68,239)	11,262	(d)	(56,977)

Total stockholders’ equity	171,091	11,262		182,353

Total liabilities and stockholders’ equity	$311,309	$12,000		$323,309

(a)	To reflect the sale of the Company’s Structured Settlement segment as if the sale occurred on June 30, 2013.
(b)	In connection with the sale of the Company’s Structured Settlement segment, the Buyer transferred $12.0 million in cash to Seller.
(c)	To reflect closing costs of approximately $738,000 in connection with the sale of the Company’s Structured Settlement segment.
(d)	Estimated gain on sale of the Company’s Structured Settlement segment as if sold on June 30, 2013.

See accompanying notes to the unaudited pro forma consolidated financial statements.

Imperial Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

	For the Six Months Ended June 30, 2013
	As Reported	Disposition(d)	Pro Forma
	(in thousands, except share and per share data)
Income
Interest income	$162	$(131)	$31
Interest and dividends on investment securities available for sale	14	—	14
Realized gain on sale of structured settlements	6,670	(6,670)	—
Loss on life settlements, net	(1,247)	—	(1,247)
Change in fair value of life settlements	66,686	—	66,686
Unrealized change in fair value of structured settlements	781	(781)	—
Servicing fee income	310	—	310
Other income	2,090	(87)	2,003

Total income	75,466	(7,669)	67,797

Expenses
Interest expense	10,861	—	10,861
Change in fair value of note payable	(5,361)	—	(5,361)
Loss on extinguishment of debt	3,991	—	3,991
Gain on loan payoffs and settlements, net	(65)	—	(65)
Amortization of deferred costs	7	—	7
Personnel costs	6,984	(2,693)	4,291
Marketing costs	1,428	(1,428)	—
Legal fees	8,744	(761)	7,983
Professional fees	2,720	(659)	2,061
Insurance	998	—	998
Other selling, general and administrative expenses	1,730	(556)	1,174

Total expenses	32,037	(6,097)	25,940

Income from continuing operations before income taxes	43,429	(1,572)	41,857
Provision for income taxes	(40)	—	(40)

Net income from continuing operations	$43,389	$(1,572)	$41,817

Income from continuing operations per share:

Basic	$2.05	$(0.08)	$1.97

Diluted	$2.04	$(0.07)	$1.97

Weighted average shares outstanding:

Basic	21,213,039	21,213,039	21,213,039

Diluted	21,230,325	21,230,325	21,230,325

(d)	To remove the operating results of the Company’s Structured Settlement segment as if sold on January 1, 2013.

See accompanying notes to the unaudited pro forma consolidated financial statements.

Imperial Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

	Year Ended December 31, 2012
	As Reported	Disposition(d)	Pro Forma
	(in thousands, except share and per share data)
Income
Interest income	$2,014	$(329)	$1,685
Interest and dividends on investment securities available for sale	391	—	391
Origination fee income	500	—	500
Realized gain on sale of structured settlements	11,509	(11,509)	—
Gain on life settlements, net	151	—	151
Change in fair value of life settlements	(5,660)	—	(5,660)
Unrealized change in fair value of structured settlements	1,823	(1,823)	—
Servicing fee income	1,183	—	1,183
Gain on maturities of life settlements with subrogation rights, net	6,090	—	6,090
Other income	1,082	(334)	748

Total income	19,083	(13,995)	5,088

Expenses
Interest expense	1,255	—	1,255
Provision for losses on loans receivable	515	—	515
Loss on loan payoffs and settlements, net	125	—	125
Amortization of deferred costs	1,867	—	1,867
Personnel costs	16,087	(6,635)	9,452
Marketing costs	5,023	(5,023)	—
Legal fees	26,053	(2,079)	23,974
Professional fees	6,934	(1,672)	5,262
Insurance	2,330	—	2,330
Other selling, general and administrative expenses	3,567	(1,201)	2,366

Total expenses	63,756	(16,610)	47,146

Loss from continuing operations before income taxes	(44,673)	2,615	(42,058)
Benefit for income taxes	39	—	39

Net loss from continuing operations	$(44,634)	$2,615	$(42,019)

Loss from continuing operations per share:

Basic	$(2.10)	$0.12	$(1.98)

Diluted	$(2.10)	$0.12	$(1.98)

Weighted average shares outstanding:

Basic	21,205,747	21,205,747	21,205,747

Diluted	21,205,747	21,205,747	21,205,747

(d)	To remove the operating results of the Company’s Structured Settlement segment as if sold on January 1, 2012.

See accompanying notes to the unaudited pro forma consolidated financial statements.

Imperial Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

	Year Ended December 31, 2011
	As Reported	Disposition(d)	Pro Forma
	(in thousands, except share and per share data)
Income
Agency fee income	$6,470	—	$6,470
Interest income	8,303	(553)	7,750
Interest and dividends on investment securities available for sale	640	—	640
Origination fee income	6,480	—	6,480
Realized gain on sale of structured settlements	5,817	(5,817)	—
Gain on life settlements, net	5	—	5
Gain on forgiveness of debt	5,023	—	5,023
Change in fair value of life settlements	570	—	570
Unrealized change in fair value of structured settlements	5,302	(5,302)	—
Servicing fee income	1,814	—	1,814
Gain on maturities of life settlements with subrogation rights, net	3,188	—	3,188
Other income	602	(261)	341

Total income	44,214	(11,933)	32,281

Expenses
Interest expense	8,524	—	8,524
Provision for losses on loans receivable	7,589	—	7,589
Loss on loan payoffs and settlements, net	3,837	—	3,837
Amortization of deferred costs	6,076	—	6,076
Personnel costs	18,933	(6,027)	12,906
Marketing costs	6,104	(6,099)	5
Department of Justice Settlement	8,000	—	8,000
Legal fees	12,097	(2,242)	9,855
Professional fees	5,684	(1,311)	4,373
Insurance	756	—	756
Other selling, general and administrative expenses	5,812	(1,678)	4,134

Total expenses	83,412	(17,357)	66,055

Net loss from continuing operations	$(39,198)	$5,424	$(33,774)

Loss from continuing operations per share:

Basic	$(2.03)	$0.28	$(1.75)

Diluted	$(2.03)	$0.28	$(1.75)

Weighted average shares outstanding:

Basic	19,352,063	19,352,063	19,352,063

Diluted	19,352,063	19,352,063	19,352,063

(d)	To remove the operating results of the Company’s Structured Settlement segment as if sold on January 1, 2011.

See accompanying notes to the unaudited pro forma consolidated financial statements.

Imperial Holdings, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

	Year Ended December 31, 2010
	As Reported	Disposition(d)	Pro Forma
	(in thousands, except share and per share data)
Income
Agency fee income	$10,149	—	$10,149
Interest income	18,660	(334)	18,326
Origination fee income	19,938	—	19,938
Realized gain on sale of structured settlements	6,595	(6,595)	—
Gain on life settlements, net	1,951	—	1,951
Gain of forgiveness of debt	7,599	—	7,599
Change in fair value of life settlements	10,156	—	10,156
Unrealized change in fair value of structured settlements	2,477	(2,477)	—
Change in equity investments	(1,284)	—	(1,284)
Servicing fee income	413	(11)	402
Other income	242	(113)	129

Total income	76,896	(9,530)	67,366

Expenses
Interest expense	28,155	—	28,155
Provision for losses on loans receivable	4,476	—	4,476
Loss on loan payoffs and settlements, net	4,981	—	4,981
Amortization of deferred costs	24,465	—	24,465
Personnel costs	12,370	(3,731)	8,639
Marketing costs	5,077	(5,014)	63
Legal fees	3,444	(1,438)	2,006
Professional fees	3,966	(858)	3,108
Insurance	358	—	358
Other selling, general and administrative expenses	5,301	(1,139)	4,162

Total expenses	92,593	(12,180)	80,413

Net loss from continuing operations	$(15,697)	$2,650	$(13,047)

Loss from continuing operations per share:

Basic	$(4.36)	$0.74	$(3.62)

Diluted	$(4.36)	$0.74	$(3.62)

Weighted average shares outstanding:

Basic	3,600,000	3,600,000	3,600,000

Diluted	3,600,000	3,600,000	3,600,000

(d)	To remove the operating results of the Company’s Structured Settlement segment as if sold on January 1, 2010.

See accompanying notes to the unaudited pro forma consolidated financial statements.

Imperial Holdings, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Consolidated Statement of Operations

Note 1: Basis of Presentation

The unaudited pro forma consolidated financial statements are based on the historical financial information of Imperial Holdings, Inc. and Subsidiaries adjusted to give effect to the disposition of the Company’s Structured Settlement segment.

The unaudited pro forma consolidated balance sheet assumes that the disposition occurred on June 30, 2013, while the unaudited consolidated pro forma statements of operation for the six month ended June 30, 2013 and the years ended December 31, 2012, 2011 and 2010 give effect to the disposition as if it had occurred at the beginning of each period presented. The unaudited pro forma consolidated financial statements are based upon available information and assumptions that the Company believes are reasonable under the circumstances and are prepared to illustrate the estimated effects of the disposition.

The unaudited pro forma consolidated financial statements have been provided for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have been achieved had the disposition occurred as of, or at the beginning of the periods presented, nor are they necessarily indicative of the Company’s future operating results or financial position.